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ASP Isotopes Hosts Inaugural Capital Markets Day and Provides Operational Update

DALLAS, Sept. 08, 2026 (GLOBE NEWSWIRE) — ASP Isotopes Inc. (NASDAQ: ASPI) ("ASP Isotopes" or the "Company"), an advanced materials company focused on developing technologies and processes for critical materials production, today hosts its inaugural Capital Markets Day in London. Management will outline the Company's strategy across nuclear medicine, electronics, helium and LNG, and nuclear fuels, and will provide an overview of the building blocks supporting the Company’s long-term growth potential.

Over the past 12 months, the Company has moved from development into early commercialization across several of its businesses. At today's event, management intends to provide a summary of what has been achieved to date, target milestones for the next 12 months, and how the complementary businesses are building a pathway toward the Company's longer-term EBITDA goal. The presentation builds on the Company’s shareholder letter published on dated August 4, 2026 (here)

Paul Mann, Executive Chairman and Chief Executive Officer of ASP Isotopes, said:

"2026 is the year we are transitioning from building to producing. We have made steady progress towards the targets we have set out publicly. Over the next 12 months, we expect to further advance in two meaningful ways. First, increasing our revenues—from the expected production of liquid helium as Phase 1 is completed and the continued growth of our radiopharmacies. Second, growing our customer base—as we expect to make our first commercial shipments from our stable isotope division. Each of these is a step toward the more than $300 million of EBITDA that we are targeting in 2031. In addition, we are continuing to pursue public listings of Quantum Leap Energy and Noble Africa as separate public companies.

Operational Update

Detailed updates on each business are being presented today and are set out in the accompanying presentation materials, available at https://ir.aspisotopes.com/news-events.

Webcast and Presentation Materials

The Capital Markets Day presentation and formal Q&A will take place from 10:00 a.m. to 12:30 p.m. ET (3:00 p.m. to 5:30 p.m. BST) on Tuesday, September 8, 2026. A live webcast is available to the public and may be accessed here. Presentation materials are available at https://ir.aspisotopes.com/news-events from the start of the webcast, and a replay will be posted following the event.

About ASP Isotopes Inc.

ASP Isotopes is developing a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

About Renergen

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Renergen Limited, a subsidiary of ASP Isotopes Inc., is a company incorporated under the laws of the Republic of South Africa whose principal asset is its 94.5% equity ownership in Tetra4 Proprietary Limited. Tetra4 Proprietary Limited holds an onshore petroleum production right and engages in the production and liquefaction of natural gas and the exploration and development of helium resources at the Virginia Gas Plant located in Free State Province, South Africa.

About Quantum Leap Energy

Quantum Leap Energy is a development stage nuclear fuels company dedicated to advancing innovative technologies and processes across critical segments of the nuclear fuel cycle. The company focuses on uranium conversion, enrichment of uranium-235 for nuclear fuel production (HALEU, LEU+ and LEU), and isotopic separation of lithium-6 and lithium-7, as well as radioactive waste treatment technologies. Through exclusive global rights to proprietary Aerodynamic Separation Process (ASP) and laser-based Quantum Enrichment (QE) technologies, Quantum Leap Energy aims to address perceived gaps in the nuclear fuel supply chain for advanced nuclear reactors, small modular reactors, and fusion systems. The company has established strategic partnerships or commercial initiatives and relationships with industry leaders including TerraPower, Fermi America, and the South Africa Nuclear Energy Corporation (Necsa) to accelerate the commercialization of critical isotopes essential for next-generation nuclear energy systems. *The company has not applied its enrichment technologies to the enrichment of U-235, nor received permission or regulatory approval to conduct testing of our enrichment technologies on U-235, except for the activities contemplated by the services contract with Necsa. For additional information, please visit: https://www.qleapenergy.com/.

Important Additional Information and Where to Find It

In connection with the proposed merger and related transactions (the “Proposed Transactions”) involving ENDRA Life Sciences Inc. (“ENDRA”), ASP Isotopes, Renergen, and Noble Africa LLC, a subsidiary of ASP Isotopes and future holding company for Renergen (“Noble Africa”), ENDRA intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Form S-4”), that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that ENDRA may file with the SEC and/or send to its stockholders in connection with the Proposed Transactions. INVESTORS AND STOCKHOLDERS OF ENDRA ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDRA, ASP ISOTOPES, RENERGEN, NOBLE AFRICA, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by ENDRA and ASP Isotopes with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. ENDRA’s Internet website address is www.endrainc.com. ENDRA’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, including exhibits, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the investor relations page of its Internet website as soon as reasonably practicable after it electronically files such material with, or furnishes such material to, the SEC.

Participants in the Solicitation

ENDRA, ASP Isotopes, Renergen, Noble Africa, and their respective directors and managers and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from ENDRA’s stockholders in connection with the Proposed Transactions under the rules of the SEC. Information about ENDRA’s directors and executive officers, including a description of their interests in ENDRA, is included in ENDRA’s most recent Annual Report on Form 10-K for the year ended December 31, 2025. Information about ASP Isotopes’ directors and executive officers, including a

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description of their interests in ASP Isotopes, is included in ASP Isotopes’ most recent Annual Report on Form 10-K for the year ended December 31, 2025. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including the directors and executive officers of Renergen, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is not intended to and does not constitute a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding: the anticipated production quantities and timing for the commencement of commercial supply of enriched isotopes to customers; the construction of additional enrichment facilities; the expected growth of the radiopharmacy business; the anticipated progress and timing for completion of Phase 1 and commencement of Phase 2 of the Virginia Gas Project; the ability to fund completion of the development of the Virginia Gas Project (including the ability to negotiate and enter into binding definitive agreements with the U.S. DFC and Standard Bank SA for senior debt funding for Phase 2 of the Virginia Gas Project); the overall project scope, size, design and product mix of future phases of the Virginia Gas Project; the anticipated production quantities and supply of helium and LNG upon completion of Phase 1 and 2 of the Virginia Gas Project; the impact of the conflict in the Middle East and the closure of the Strait of Hormuz on the helium market; the completion of the Noble Africa reverse merger and private placement and other transactions in the anticipated timeframe or at all; expectations regarding the structure, timing and completion of the Noble Africa reverse merger, including investment amounts from investors, timing of closing of the Noble Africa reverse merger, expected proceeds, expectations regarding the use of proceeds, and impact on ownership structure; the Noble Africa reverse merger and the expected effects, perceived benefits or opportunities of the Noble Africa reverse merger; the combined company’s listing on Nasdaq after the closing of the Noble Africa reverse merger; the anticipated timing of the closing of the Noble Africa reverse merger; the plans for QLE to be a standalone public company or for ASPI to make a future distribution of QLE common equity to ASPI’s stockholders; the anticipated timing to advance drug candidates towards human clinical trials and the plans to create a pipeline of VHH; the outcome of QLE’s initiative to commence enrichment of uranium in South Africa and the company’s discussions with nuclear regulators in South Africa, the United States or the United Kingdom; the outcome of QLE’s collaboration with The South African Nuclear Energy Corporation (Necsa); the commencement of research, development and production activities in the United States or the United Kingdom; QLE’s anticipated growth strategies and anticipated trends in QLE’s

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business; statements relating to QLE’s strategic partnerships or commercial initiatives and relationships with Fermi America, TerraPower and Necsa; the application of new technology for the enrichment of isotopes; the planned construction of additional isotope enrichment facilities; and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of enriched isotopes or helium and LNG, future performance under contracts, and our strategies for product development or extraction of resources, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements.

There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our ability to negotiate and enter into binding definitive agreements with U.S. DFC and Standard Bank SA for senior debt funding for Phase 2 of the Virginia Gas Project on terms that are favorable, or at all; changes made by management to the overall project scope, size, design, sequencing or product mix of future phases of the Virginia Gas Project following completion of management's pre-development activities and plant design optimization processes; whether we succeed in obtaining permissions and regulatory approvals required to test and develop our enrichment technologies on uranium in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the proposed construction and commissioning of our enrichment plant(s) or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; risks related to the consummation of the proposed reverse merger of Noble Africa with ENDRA Life Sciences in the anticipated timeframe, if at all; the failure to obtain necessary regulatory approvals and third party consents; if consummated, the ability to realize the anticipated benefits of the proposed reverse merger of Noble Africa with ENDRA; the ability to successfully integrate the businesses; disruption from the proposed reverse merger of Noble Africa with ENDRA making it more difficult to maintain business and operational relationships; the negative effects of the consummation of the proposed reverse merger of Noble Africa with ENDRA on the market price of Noble Africa’s or ASPI’s securities; the risk that the proposed financings are not completed in a timely manner, if at all; risks related to ENDRA’s continued listing on Nasdaq until closing of the proposed reverse merger and the combined company’s ability to remain listed following the closing of the reverse merger; significant transaction costs and unknown liabilities, and litigation or regulatory actions related to the proposed reverse merger of Noble Africa with ENDRA; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Use of Projections

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The financial outlook and projections, estimates and targets in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainty and contingencies, many of which are beyond ASP Isotopes’ control. Any such calculation, at this time, would imply a degree of precision that could be confusing or misleading to investors. Neither ASP Isotopes nor Renergen’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the financial projections for purposes of inclusion in this press release, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purposes of this press release. While all financial projections, estimates and targets are necessarily speculative, ASP Isotopes believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results for ASP Isotopes and its subsidiaries are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that ASP Isotopes, or its representatives, considered or consider the financial projections, estimates or targets to be a reliable prediction of future events. Further, inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Measure

EBITDA is a non-GAAP financial measure and is defined as net income before interest, taxes, depreciation and amortization. We have not provided a reconciliation between our targets for EBITDA and net income(loss), the most directly comparable GAAP measure, because applicable information for future periods, on which this reconciliation would be based, is not available without unreasonable effort due to the unavailability of reliable estimates for selling prices of our commercial products and costs of production and extraction, among other items. These items may vary greatly between periods and could significantly impact future financial results.

Contact
IR@ASPIsotopes.com